UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2017

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 16, 2017, the Board of Directors (the “Board”) of Esterline Technologies Corporation (“Esterline”) increased the size of the Board from nine (9) to ten (10) directors and elected Michael J. Covey to serve as a director of Esterline. Mr. Covey was appointed to the class of directors whose term expires at the 2020 annual stockholders meeting. Mr. Covey has not initially been appointed to any Board committees.

Mr. Covey’s election results from a search and selection process conducted by Esterline’s Nominating & Corporate Governance Committee to fill a vacancy caused by the retirement of Mr. James Morris as a director of Esterline in February 2017. In accordance with the agreement with First Pacific Advisors, LLC and certain of its affiliates named in the agreement (collectively, “FPA”) dated October 18, 2016, the Nominating & Corporate Governance Committee gave due and careful consideration to the potential candidates submitted by FPA and shared with FPA information pertaining to the other final proposed candidates it considered, including Mr. Covey.

For his service as a non-employee director, Mr. Covey will be entitled to receive the standard compensation for non-employee directors of Esterline. Esterline will also reimburse Mr. Covey for out-of-pocket expenses incurred in connection with attendance or participation at meetings. The non-employee director compensation program is described in further detail in Esterline’s proxy statement for its 2017 Annual Meeting filed with the Securities and Exchange Commission on December 29, 2016.

Item 7.01.	Regulation FD Disclosure.

On May 17, 2017, Esterline issued a press release announcing the election of Mr. Covey as a director, which is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Esterline Technologies Corporation dated May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: May 17, 2017	By:	/s/ MARCIA J. MASON
	Name:	Marcia J. Mason
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Esterline Technologies Corporation dated May 17, 2017.